May 5, 2023

Star Equity Holdings, Inc. Announces Sale of Digirad Health, Inc. for $40 Million

Transformative, Value-Creating Disposition Positions Star Equity for Future Growth
Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star Equity” or the “Company”), a diversified holding company, announced today it has completed the sale of Digirad Health, Inc. (“Digirad”) to TTG Imaging Solutions, LLC (“TTG”), a national leader in imaging solutions, for $40 million, effective May 4, 2023. The $40 million consideration is composed of $27 million in cash, a $7 million promissory note, and $6 million of rollover common equity interest in TTG. Rick Coleman, Star Equity’s CEO, will serve on the board of directors of TTG.

“We are thrilled to announce this watershed transaction for Star Equity,” said Mr. Coleman. “The strategic combination of Digirad and TTG creates substantial immediate value for Star Equity shareholders while also providing significant upside potential as TTG executes on its growth strategy. We believe the scale created from this partnership will result in a stronger market presence for the combined business – benefiting its employees and customers alike – and we are excited to retain an equity position in TTG going forward. On behalf of the Star Equity management team, I would like to thank all Digirad employees for their contributions to Star Equity over the years and wish them the best under TTG’s leadership. As a TTG board member, I look forward to helping the new, combined team drive the business forward.”

Matt Mastarone, CEO of TTG, commented, “I am delighted to welcome the entire Digirad team to TTG. Together, I am confident we can leverage the strengths of the combined company to gain market share and cement our position as a full-service, national leader in imaging solutions. I welcome Rick Coleman to our board of directors, and I am excited to collaborate closely with Marty Shirley to execute on our business plan as he joins TTG as EVP of Sales and Marketing and Turnkey Solutions.”

Following the sale of Digirad, Star Equity will be composed of two divisions: Construction and Investments. The $7 million promissory note and $6 million of common equity in TTG will be assets in the Investments division of Star Equity. Star Equity will continue to pursue its growth strategy as a diversified holding company through both organic growth and acquisitions.

Mr. Coleman added, “As part of Star Equity’s holding company strategy, we are constantly evaluating our operating businesses and investment portfolio and the strategic opportunities available to us. While our structure allows us to hold our operating businesses and investments indefinitely, it also provides us the flexibility to opportunistically pursue dispositions, joint ventures, and other M&A opportunities. With the divestiture of Digirad, we have significantly strengthened our balance sheet and are well positioned to execute on our growth strategy of generating organic growth at our Construction division, completing acquisitions – which could either be Construction bolt-ons or entries into new business sectors – and thoughtfully expanding activity at our Investments division. We plan to update shareholders on our progress on these initiatives regularly going forward.”
About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company currently composed of two divisions: Construction and Investments.

Construction

Our Construction division manufactures modular housing units for commercial and residential real estate projects and operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations for professional builders.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

About TTG Imaging Solutions

TTG Imaging Solutions delivers an integrated end-to-end solution of unparalleled offerings from equipment to service and diagnostic imaging turnkey to radiopharmaceuticals. We aim to maximize customer satisfaction through a relentless pursuit of quality, a broad portfolio of services, and commitment to continuous improvement. TTG is majority-owned by Sentinel Capital Partners.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Rick Coleman	Lena Cati

CEO	Senior Vice President
203-489-9508	212-836-9611
admin@starequity.com	lcati@equityny.com

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